EXHIBIT 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Docucon, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended December 31, 2002 (the “Form 10-KSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date November 6, 2007	By:	/s/Robert W. Schwartz
Robert W. Schwartz
Chief Executive Officer and Chief Financial Officer